INVESCO TREASURER'S SERIES FUNDS, INC.
                  INVESCO Treasurer's Money Market Reserve Fund
                   INVESCO Treasurer's Tax-Exempt Reserve Fund

      Supplement dated June 12, 2003 to Prospectus dated September 30, 2002

Effective July 1, 2003, Fund Management Company (the "distributor") will be the Funds' distributor and will be responsible for the sale of the Funds' shares. All references in this Prospectus shall refer to Fund Management Company after that date. The distributor's address is: Fund Management Company, P. O. Box 0843, Houston, Texas 77001-0843.

INVESCO, A I M Capital Management, and the distributor are subsidiaries of AMVESCAP PLC.

Effective July 1, 2003, all references in this Prospectus to the terms exchange, exchanges, By Exchange, and Exchange Policy will apply only to existing shareholders of the Funds and all new shareholders of the Funds will not be allowed to exchange shares of the Funds.

Effective July 1, 2003, the section of the Prospectus entitled "Fees And Expenses - Shareholder Fees Paid Directly From Your Account" is amended to (i) delete the first paragraph in its entirety and (ii) substitute the following in its place:

     Annual Fund Operating Expenses That Are Deducted From Fund Assets
          Treasurer's Money Market Reserve
          Fund
          Management Fees1,2                          0.25%
          Distribution and Service (12b-1) Fees       None
          Other Expenses1                             0.00%
                                                      ----
          Total Annual Fund Operating Expenses1       0.25%
                                                      ====


          Treasurer's Tax-Exempt Reserve Fund
          Management Fees1,2                         0.25%
          Distribution and Service (12b-1) Fees      None
          Other Expenses1                            0.00%
                                                     ----
          Total Annual Fund Operating Expenses1,2    0.25%
                                                     ====

          (1) Under the Funds' investment advisory agreement, the Funds' investment advisor is responsible for the payment of all of the Funds' expenses other than payment of advisory fees, taxes, interest, and brokerage commissions.

          (2) The Funds' investment advisor will voluntarily waive, on an annual basis, to limit the management fee to 0.20% effective July 1, 2003. The voluntary waiver may be changed at any time following consultation with the Funds' board of directors.

Effective July 1, 2003, the section of the Prospectus entitled "Fund Management
- The Investment Advisor" is amended to add the following paragraph:

As part of the of administrative services provided to the Funds, the advisor or sub-advisor may arrange payment for all of the Funds' ordinary and necessary business expense expenses (excluding management fees, taxes, interest, brokerage fees, litigation, and other extraordinary expenses).


The section of the Prospectus entitled "How to Buy Shares - Minimum Initial Investment:" is amended to (i) delete the paragraph in its entirety and (ii) substitute the following in its place:

MINIMUM INITIAL INVESTMENT (EXISTING SHAREHOLDERS PRIOR TO JULY 1, 2003):
$100,000, which may be waived in certain cases.

MINIMUM INITIAL INVESTMENT (NEW SHAREHOLDERS EFFECTIVE JULY 1, 2003):
$1,000,000, which may be waived in certain cases.

The section of the Prospectus entitled "How to Buy Shares - Minimum Subsequent Investment:" is amended to (i) delete the paragraph in its entirety and (ii) substitute the following in its place:

MINIMUM SUBSEQUENT INVESTMENT: None

The section of the Prospectus entitled "How to Buy Shares" is amended to (i) delete the seventh paragraph in its entirety and (ii) substitute the following in its place:

     The following chart shows several ways to invest in the Funds if you invest directly through INVESCO.

Method                             Investment Minimum           Please Remember
--------------------------------------------------------------------------------------------------
BY CHECK                           Please see minimum           INVESCO does not accept cash,
Mail to:                           initial investment           credit cards, travelers' cheques,
INVESCO Funds Group, Inc.,         above.                       credit card checks, instant loan
P.O. Box 173706,                                                checks, money orders, or third
Denver, CO 80217-3706.                                          party checks unless they are from
You may send your check                                         another financial institution
by overnight courier to:                                        related to a retire ment plan
4350 South Monaco Street                                        transfer.
Denver, CO 80237.
--------------------------------------------------------------------------------------------------
BY WIRE                            Please see minimum
You may send your payment by       initial investment
bank wire (call 1-800-525-8085     above.
for instructions).
--------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH              Please see minimum           You must provide your bank account

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

--------------------------------------------------------------------------------------------------
Call 1-800-525-8085 to request     initial investment           information to INVESCO prior to
your purchase.  Upon your          above.                       using this option.
telephone instructions, INVESCO
will move money from your
designated bank/credit union
checking or savings account in
order to purchase shares.
--------------------------------------------------------------------------------------------------
BY INTERNET                        Since the minimum initial    You will need a Web browser to use
Go to the INVESCO Web site at      investment for these         this service. Internet transactions
invescofunds.com.                  Funds exceeds the maximum    are limited to a maximum of $25,000.
                                   transaction amount on
                                   Internet transac tions,
                                   you may only use the
                                   Internet for subsequent
                                   investments.
--------------------------------------------------------------------------------------------------
BY EXCHANGE
Between the same classes of any    $100,000 for regular         See "Exchange Policy."
two INVESCO funds. Call            accounts.
1-800-525-8085 for prospectuses
of other INVESCO funds. Exchanges
may be made in writing or by
telephone.  You may also
establish an automatic monthly
exchange service between two
INVESCO funds; call us for
further details and the correct
form.

Treasurer's Money Market Reserve Fund determines its net asset value as of 10:00 a.m. Eastern Time, 1:00 p.m. Eastern Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time. Treasurer's Tax-Exempt Reserve Fund determines its net asset value as of 10:00 a.m. Eastern Time, 12:30 p.m. Eastern Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time.

The back cover page of the Prospectus is amended to (i) delete the first sentence of the last paragraph and (ii) substitute the following in its place:

Effective July 1, 2003, to obtain a free copy of the current Prospectus, SAI, annual report, and semiannual report, write to Fund Management Company, P. O. Box 0843, Houston, Texas 77001-0843.; or call 1-800-659-1005.

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